Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information and to the use and incorporation by reference of our reports dated February 17, 2012 and February 22, 2012 on the financial statements (as listed at Exhibit A) of the Columbia Funds Variable Series Trust II included in the Annual Reports for the period ended December 31, 2011, as filed with the Securities and Exchange Commission in Post-Effective Amendment No. 24 to the Registration Statement (Form N-1A, No. 333-146374) of the Columbia Funds Variable Series Trust II.

/s/ Ernst & Young LLP

Minneapolis, Minnesota

April 25, 2012

Exhibit A

LIST OF FUNDS

Columbia Variable Portfolio – Diversified Equity Income Fund (formerly RiverSource VP– Diversified Equity Income Fund)
Columbia Variable Portfolio – Mid Cap Value Opportunity Fund (formerly RiverSource VP– Mid Cap Value Fund)
Columbia Variable Portfolio – S&P 500 Index Fund (formerly RiverSource VP – S&P 500 Index Fund)
Columbia Variable Portfolio– Short Duration U.S. Government Fund (formerly RiverSource VP – Short Duration U.S. Government Fund)
Columbia Variable Portfolio – Large Cap Growth Fund (formerly Seligman VP – Growth Fund)
Columbia Variable Portfolio – Select Large-Cap Value Fund (formerly Seligman VP – Larger Cap Value Fund)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (formerly Seligman VP – Smaller Cap Value Fund)
Columbia Variable Portfolio – International Opportunity Fund (formerly Threadneedle VP– International Opportunity Fund)
Columbia Variable Portfolio – Seligman Global Technology Fund (formerly Seligman Global Technology Portfolio)
Columbia Variable Portfolio – Aggressive Portfolio
Columbia Variable Portfolio – Moderately Aggressive Portfolio
Columbia Variable Portfolio – Moderate Portfolio
Columbia Variable Portfolio – Moderately Conservative Portfolio
Columbia Variable Portfolio – Conservative Portfolio
Columbia Variable Portfolio – Core Equity Fund (formerly RiverSource Variable Portfolio – Core Equity Fund)
Columbia Variable Portfolio – Balanced Fund (formerly RiverSource Variable Portfolio– Balanced Fund)
Columbia Variable Portfolio – Cash Management Fund (formerly RiverSource Variable Portfolio – Cash Management Fund)
Columbia Variable Portfolio – Diversified Bond Fund (formerly RiverSource Variable Portfolio – Diversified Bond Fund)
Columbia Variable Portfolio – Dynamic Equity Fund (formerly RiverSource Variable Portfolio – Dynamic Equity Fund)
Columbia Variable Portfolio – Global Bond Fund (formerly RiverSource Variable Portfolio – Global Bond Fund)
Columbia Variable Portfolio – Global Inflation Protected Securities Fund (formerly RiverSource Variable Portfolio – Global Inflation Protected Securities Fund)
Columbia Variable Portfolio – High Yield Bond Fund (formerly RiverSource Variable Portfolio – High Yield Bond Fund)
Columbia Variable Portfolio – Income Opportunities Fund (formerly RiverSource Variable Portfolio – Income Opportunities Fund)

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (formerly RiverSource Variable Portfolio – Mid Cap Growth Fund)
Columbia Variable Portfolio – Emerging Markets Opportunity Fund (formerly Threadneedle Variable Portfolio – Emerging Markets Fund)
Variable Portfolio – Davis New York Venture Fund
Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Variable Portfolio – Partners Small Cap Value Fund
Columbia Variable Portfolio – Limited Duration Credit Fund (formerly RiverSource Variable Portfolio – Limited Duration Credit Fund)
Variable Portfolio – DFA International Value Fund (formerly Variable Portfolio— AllianceBernstein International Value Fund)
Variable Portfolio – American Century Diversified Bond Fund
Variable Portfolio – American Century Growth Fund
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – Columbia Wanger US Equities Fund
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Variable Portfolio – Invesco International Growth Fund
Variable Portfolio – J.P. Morgan Core Bond Fund
Variable Portfolio – Jennison Mid Cap Growth Fund
Variable Portfolio – Marsico Growth Fund
Variable Portfolio – MFS Value Fund
Variable Portfolio – Mondrian International Small Cap Fund
Variable Portfolio – Morgan Stanley Global Real Estate Fund
Variable Portfolio – NFJ Dividend Value Fund
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Variable Portfolio – Pyramis® International Equity Fund
Variable Portfolio – Wells Fargo Short Duration Government Fund